UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 22, 2006
SINA Corporation
(Exact name of Registrant as specified in Charter)

Cayman Islands	000-30698	52-2236363
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
Room 1802, United Plaza
1468 Nan Jing Road West
Shanghai 200040, China
(Address of Principal Executive Offices) (Zip Code)
(86-21) 6289 5678
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), subject to the liabilities of that section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
     On February 22, 2006, SINA Corporation issued a press release and held a conference call regarding its financial results for the three-month period and fiscal year ended December 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)       Exhibits.
99.1     Press Release issued by SINA Corporation on February 22, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINA CORPORATION (Registrant)
Date: February 22, 2006	By:	/s/ Charles Chao
Charles Chao
President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press Release Issued by SINA Corporation on February 22, 2006.